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                          PITCAIRN FUNDS (THE "TRUST")

                      Supplement dated September 13, 2001
           to the Prospectus and Statement of Additional Information
                            dated February 28, 2001

SUB-ADVISERS--MANAGERS

The following updates the disclosure under "SUB-ADVISERS--MANAGERS" at page 28 of the Prospectus, which describes an application for exemptive relief which had been pending with the Securities and Exchange Commission:

On September 5, 2001, the Securities and Exchange Commission ("SEC") issued an exemptive order (the "Order") that permits the Adviser, subject to certain conditions, to retain new Managers without shareholder approval of the contracts with those Managers. The Order also permits the Adviser to employ new Managers for new or existing Funds, change the terms of contracts with Managers or continue the employment of Managers after events that would otherwise cause automatic termination of a contract with a Manager. Within 90 days of retaining a new Manager, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from a requirement to disclose certain fees paid to Managers (except to any Managers affiliated with the Adviser) in documents filed with the SEC and provided to shareholders.

PITCAIRN SMALL CAP GROWTH FUND

The following updates information concerning the Mellon Transaction described in, and using terms as defined in, the Supplement dated August 1, 2001:

Because the Order (as described above) was granted before the termination of the Interim Contract between the Adviser and Standish Mellon, the New Agreement between the Adviser and Standish Mellon took effect on September 5, 2001. Shareholder approval of the New Agreement will not be sought; however, shareholders will be sent a notification of the change and other information in accordance with the terms of the Order.